SCHEDULE 14A
                                 (RULE 14A-101)

           REVISION-AMENDMENT NUMBER 1 TO PRELIMINARY PROXY STATEMENT

                             SEC FILE NUMBER 0-28371

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                         Filed by the registrant |XXXX|

                 Filed by a party other than the registrant | |

                           Check the appropriate box:

|XXXX|  Preliminary  proxy  statement.             | |  Confidential for use
                           of the commission only (as
                                permitted by Rule
                                  14a-6(e)(2)).

                        | | Definitive proxy statement.

                      | | Definitive additional materials.

                | | Soliciting material pursuant to Rule 14a-12.


                              Endovasc Ltd., Inc.
                (Name of Registrant as Specified in Its Charter)

            ------------------------------------------------------
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

              Payment of filing fee: (check the appropriate box):

                            |XXXX| No fee required.

  | | Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ___

      (2) Aggregate number of securities to which transaction applies: ___

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

            (4) Proposed maximum aggregate value of transaction: ___

(5)  Total  fee  paid:
                       -----

| |  Fee  paid  previously  with  preliminary  materials:
                                                          -----

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount  Previously  Paid:
                                  -----

(2)     Form,  Schedule  or  Registration  Statement  No.:
                                                           -----

(3)     Filing  Party:
                       -----

(4)     Date  Filed:
                     -----

                               ENDOVASC  LTD.,  INC.
                          15001  WALDEN  ROAD,  SUITE  108
                             MONTGOMERY,  TEXAS  77356

                    NOTICE  OF  SPECIAL  MEETING  OF  STOCKHOLDERS
                          TO  BE  HELD  ON  APRIL  26,  2002

A Special Meeting of Stockholders (the "Special Meeting") of Endovasc Ltd., Inc. (the "Company") will be held at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 on April 26, 2002 at 10:00 AM (CST) for the following purposes:

     (1) To act on the proposal to amend our Articles of Incorporation to increase the total number of authorized shares of our common stock to 200,000,000 shares of common stock.

     (2) To act on the proposal to amend our Articles of Incorporation to provide that the corporation vests in the board of directors the authority to prescribe the classes, series and the number of each class or series of preferred stock.

     (3) To act upon such other business as may properly come before the Special Meeting.


     Only holders of common stock of record at the close of business on March 22, 2002 will be entitled to vote at the Special Meeting or any adjournment thereof.


You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                    /s/  BARBARA J. RICHARDSON
                                         BARBARA J. RICHARDSON, SECRETARY



MARCH  21,  2002
MONTGOMERY,  TEXAS

                              ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                            MONTGOMERY, TEXAS 77356

                PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2002


This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Endovasc Ltd., Inc., a Nevada corporation, (the "Company") for their use at the Special Meeting (the "Special Meeting") of Stockholders of the Company to be held at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 on April 26, 2002 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about April 5, 2002. The cost of solicitation of proxies is being borne by the Company.

The close of business on March 22, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of the record date of March 22, 2002, there were approximately 94,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Special Meeting. Each share is entitled to one vote. The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Special Meeting is required for the approval of proposals Numbers 1 and 2 set forth in the accompanying Notice.


All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted: (I) FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK, AND, (II) FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO PROVIDE THAT THE CORPORATION VESTS IN THE BOARD OF DIRECTORS THE AUTHORITY TO PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF EACH CLASS OR SERIES OF PREFERRED STOCK.

The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Special Meeting.

      -------------------------------------------------------------------

                   (1) TO AMEND THE ARTICLES OF INCORPORATION
                        TO INCREASE THE TOTAL NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK
                     TO 200,000,000 SHARES OF COMMON STOCK.

      -------------------------------------------------------------------

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

The Board of Directors of the Company recommends the approval of the proposed Amendment to the Articles of Incorporation to increase the number authorized shares of common stock to a total of 200,000,000 shares of common stock.

The proposed Amendment would amend Article IV of our Articles of Incorporation to authorize 200,000,000 shares of common stock. Such an Amendment requires the affirmative vote of a majority of the shares of common stock entitled to vote at the Special Meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT


The Board of Directors believes it is desirable to increase the number authorize shares of common stock to a total 200,000,000 shares of common stock. Currently, the Company has 100,000,000 shares of common stock authorized. However, approximately 94,000,000 shares of common stock currently authorized have been previously issued for corporate purposes, and we have no more shares of common stock authorized for future issuance for any purpose. The proposed amendment will allow the Company to meet its contractual obligation to carry out conversions of our Series A Convertible Preferred Stock that is held by investors, by issuing to such Series A Preferred Stock investors, the appropriate number of shares of our common stock, upon the conversion of the Series A Preferred Stock, from time to time. The Series A Preferred Stock is convertible into our common stock at a conversion ratio and at a conversion price that is variable and is dependent on the market value of our common stock at the time of conversions which may occur from time to time. The lower the market value of our common stock at the time of such conversions, the more shares of common stock are issuable upon such conversions. At the present time, we have reserved 4,000,000 shares of our presently authorized and unissued common stock to be used in conjunction with future conversions of our Series A Preferred Stock. At the present time, we have reserved 2,000,000 shares of our presently authorized and unissued common stock to be used in conjunction with future exercises of our outstanding warrants and options. Other than future conversions of Series A Preferred Stock, future exercises of our warrants and options, and future issuance pursuant to our existing employee stock option plan, we have no other obligations to issue common stock. We believe that the amendment to authorize a total of 200,000,000 will provide us with sufficient shares of common stock to honor future conversions of Series A Preferred Stock.

If our shareholders do not approve this proposal at the Special Meeting, then we may not be able to honor future conversion requests from the Series A Preferred Stock investors in the future because approximately 94,000,000 shares of common stock that are presently authorized in our Articles of Incorporation have already been issued and are already outstanding. At the present time, we have may not have enough authorized shares of common stock available for issuance to meet our future needs. Further, we may not have enough shares of authorized common stock to issue in the future upon the exercise of our current outstanding stock options and warrants and for those options and warrants that we could issue in the future under compensation plans or for other reasons. At the present time, we intend to issue shares, options and warrants under employee compensation plans, and we intend to issue shares to vendors as payment for services. If this proposal is given effect, then we would have an aggregate of 200,000,000 shares of common stock authorized, out of which 100,000,000 shares would be unissued and unreserved. At the present time, we have outstanding
           -------------------------
approximately  8,000  shares  of  Series  A  Preferred  Stock.

The purpose of the proposed amendment is also to make available for issuance additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of common stock in the public or private market, to acquire assets or pay for services in whole or in part using our common stock or otherwise issue shares of common stock for acquisitions or other appropriate corporate purposes. The Company is presently evaluating raising additional capital for general corporate purposes, in which event the Company may utilize some authorized shares of common stock for that purpose.

The Company presently has approximately 94,000,000 shares of common stock outstanding. On a fully diluted basis, for example, if all authorized shares are issued after the amendment is effective, the Company would have 200,000,000 shares of common stock outstanding. The Board believes that it is in the best interest of the Company to have more shares of common stock available for issuance. We will most likely issue a substantial number of shares of common stock upon conversion of the Series A Preferred Stock. We will most likely issue a substantial number of shares of common stock upon the exercise of our stock options and warrants. Further, we most likely will issue common stock in connection with future capital raising efforts, asset acquisitions, vendor compensation and employment agreements with key executives of the Company.

At  the  present  time,  for  example,  if  all  outstanding  shares of Series A
Preferred Stock had been converted on March 18, 2002, we would have issued approximately 16,000,000 shares of common stock to honor such conversions. Further, if all of our outstanding stock options and warrants had been exercised on March 18, 2002, we would have issued approximately 2,100,000 shares of common stock to honor such option and warrant exercises (on March 18, 2002, none of our currently outstanding stock options or warrants were "in-the-money").


     The current amount of authorized preferred stock is 20,000,000 shares of preferred stock and we are not changing that amount.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The first paragraph of Article Four of the Company's Articles of Incorporation would be amended in its entirety to read as follows:

     ARTICLE  FOUR

     "(a)  Authorized  Capital  Stock. The total number of shares of stock which
      -------------------------------
     the Corporation shall have authority to issue is 220,000,000 shares, consisting of 200,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 20,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock")".

DESCRIPTION  OF  COMMON  STOCK

The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders of the Company. The holders of common stock have the sole right to vote, except as otherwise provided by law and the Articles of Incorporation including provisions governing any shares of the Preferred Stock. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. The election of directors and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. Holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor, subject to the payment of preferential dividends with respect to any shares of the Preferred Stock that, from time to time, may be outstanding. In the event of the dissolution, liquidation or winding up of the Company, the holders of the Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of the Company and subject to the prior distribution rights of the holders of any shares of the Preferred Stock that may be outstanding at that time.



      -------------------------------------------------------------------

                   (2) TO AMEND THE ARTICLES OF INCORPORATION
                        TO PROVIDE THAT THE CORPORATION
                VESTS IN THE BOARD OF DIRECTORS THE AUTHORITY TO
                PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF
                    EACH CLASS OR SERIES OF PREFERRED STOCK.

      -------------------------------------------------------------------


DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

The Board of Directors unanimously recommends a vote FOR the proposal to amend the Articles of incorporation to provide that the corporation vests in the board of directors the authority to prescribe the classes, series and the number of each class or series of preferred stock. Such an amendment requires the affirmative vote of a majority of the shares of common stock entitled to vote at the special meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

The purpose of the amendment to our Articles of Incorporation is to further the interests of our Corporation and our shareholders by clarifying and explicitly vesting in our Board of Directors the authority to prescribe the classes, series and the number of each class or series of preferred stock. This amendment further describes in more detail the authority of our Board of Directors. By using this authority, the Board of Directors acting alone and without the need for shareholder approval, can respond quickly to such important Corporate matters such as raising money through the sale of preferred stock.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The new amendment will be to add the following to Article Four of our Articles of Incorporation as a new paragraph two, labeled paragraph (b):

     "(b)  Preferred  Stock.  The  Corporation  hereby  vests  in  the  Board of
           ---------------
     Directors, the authority to prescribe the classes, series and the number of each class or series of Preferred Stock, and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock. The Preferred Stock may be divided into and issued in one or more series. The preferences, limitations, and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors may establish one or more series of unissued shares of the Preferred Stock and fix and determine the preferences, limitations, and relative rights of any series to the fullest extent set forth herein and permitted by law, as now or hereafter in force. The Board of Directors may increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued and outstanding. The preferences, limitations, and relative rights of any Preferred Stock to be issued shall be fixed by the Board of Directors adopting a resolution or resolutions to such effect and filing a statement with respect thereto as required by law, as now or hereafter in force, with the Secretary of State of the State of our State of domicile."


The Company believes that its present articles of incorporation allow it to take action on designating preferred stock by action of the board of directors only, and without shareholder approval. If our shareholders vote in favor of proposal number 2, our shareholders will continue not to have the power to approve the board of director's designation of preferences and/or limitations of preferred stock prior to its designation and/or issuance.



    -------------------------------------------------------------------------

                                (3) OTHER MATTERS

    -------------------------------------------------------------------------


The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.


                                           BY  ORDER  OF  THE BOARD OF DIRECTORS

                                           /S/  BARBARA  J.  RICHARDSON
                                                BARBARA J. RICHARDSON, SECRETARY



MARCH  21,  2002
MONTGOMERY,  TEXAS

                                      PROXY

                              ENDOVASC LTD., INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2002


The undersigned hereby appoints Dr. David P. Summers and Barbara J. Richardson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Endovasc Ltd., Inc. held of record by the undersigned on March 22, 2002, at the Special Meeting of Stockholders to be held on April 26, 2002 at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 at 10:00 AM
(CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN NUMBERS 1 AND 2.


     1.   THE  PROPOSAL  TO  AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE
          TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES OF COMMON STOCK.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN



     2. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO VEST IN THE BOARD OF DIRECTORS THE AUTHORITY TO PRESCRIBE THE CLASSES, SERIES AND THE NUMBER OF EACH CLASS OR SERIES OF PREFERRED STOCK.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN


     3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


          [  ]  FOR                [  ]  AGAINST            [  ]  ABSTAIN

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


-----------------  ------------------------  NUMBER  OF  SIGNATURE SHARES  OWNED

                                            ------------------------------------
                                            (TYPED  OR  PRINTED  NAME)


                                            ------------------------------------
                                            SIGNATURE  IF  HELD  JOINTLY


                                            ------------------------------------
                                            (TYPED  OR  PRINTED  NAME)


                                             DATED:
                                                    ----------------------------


THIS  PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE
                MARK,  SIGN,  DATE  AND  RETURN  THIS  PROXY  PROMPTLY.